KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated February 23, 2010 to the Prospectuses dated May 1, 2009 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

The Contracts listed above issued by Kansas City Life Insurance Company (“we,” “us,” or “Kansas City Life") have investment options that invest in certain portfolios of the Federated Insurance Series.  Kansas City Life has been informed that at a special meeting of shareholders held on February 19, 2010, the shareholders of the Federated Clover Value Fund II, a portfolio of the Federated Insurance Series, approved a Plan of Reorganization pursuant to which the Federated Clover Value Fund II would transfer all of its assets to the Federated Capital Appreciation Fund II, also a portfolio of the Federated Insurance Series, in exchange for shares of the Federated Capital Appreciation Fund II.

Now that the Plan of Reorganization has been approved by shareholders, it is expected to close and become effective on or about March 12, 2010 (“Reorganization Date”).  On and after the effective date of the Reorganization, the Federated Clover Value Fund II will no longer be available as an investment option in the Contracts listed above.  As of the Reorganization Date, we will transfer any values you have in the Federated Clover Value Fund II to the Federated Capital Appreciation Fund II.  If you do not want to be invested in the Federated Capital Appreciation Fund II, you should transfer to another Subaccount and adjust any automatic transactions that you may have established accordingly.  To assist you, we will waive any applicable transfer processing fee for transfer(s) made from the Federated Clover Value Fund II or the Federated Capital Appreciation Fund II between the date of this supplement and April 12, 2010.  Such transfer(s) will not count against the number of free transfers allowed each Contract Year.

The following has been added to the information appearing under the heading "Annual Portfolio Operating Expenses" in your Prospectus:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Capital Appreciation Fund II	0.85%	0.25%	0.71%	NA	1.81%1	0.63% 1	1.18% 1

1 The Fund’s advisor and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009.  Although these actions are voluntary, the advisor and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

The following has been added to the information appearing under the heading "The Funds" in your Prospectus:

Federated Capital Appreciation Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The investment objective of the Federated Capital Appreciation Fund II is to seek capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE